ON LETTERHEAD








                                 Exhibit 23.3(f)



                         CONSENT OF INDEPENDENT AUDITORS



We consent to the inclusion of our report dated August 6, 1999 of our audit of the financial statement of Swissray International, Inc. for the year ended June 30, 1999 in Swissray International, Inc.'s Amendment No. 7 to Form S-1 filed July 14, 2000.




                                           /s/FELDMAN SHERB HOROWITZ & CO., P.C.
                                              FELDMAN SHERB HOROWITZ & CO., P.C.





New York, New York
July 14, 2000